Exhibit 99.1

Signature of Reporting Persons:

This statement on Form 4 is filed by ATLAS VENTURE ASSOCIATES VI, L.P., ATLAS VENTURE FUND VI, L.P., ATLAS VENTURE FUND VI GMBH & CO. KG, ATLAS VENTURE ENTREPRENEURS’ FUND VI, L.P., ATLAS VENTURE ASSOCIATES V, L.P., ATLAS VENTURE FUND V, L.P. and ATLAS VENTURE ENTREPRENEURS’ FUND V, L.P.  The principal business address of each of the reporting persons is c/o Atlas Venture, 890 Winter Street, Suite 320, Waltham, MA 02451.  The reporting persons disclaim beneficial ownership of the securities listed herein except to the extent of their pecuniary interest therein.

ATLAS VENTURE FUND VI, L.P.

By:	ATLAS VENTURE ASSOCIATES VI, L.P., its general partner

	By:	ATLAS VENTURE ASSOCIATES VI, INC., its general partner

		By:	/s/ Kristen Laguerre
		Name:	Kristen Laguerre
		Title:	Vice President

ATLAS VENTURE FUND VI GMBH & CO. KG

By:	ATLAS VENTURE ASSOCIATES VI, L.P., its managing limited partner

By: ATLAS VENTURE ASSOCIATES VI, INC., its general partner

		By:	/s/ Kristen Laguerre
		Name:	Kristen Laguerre
		Title:	Vice President

ATLAS VENTURE ENTREPRENEURS’ FUND VI, L.P.

By:	ATLAS VENTURE ASSOCIATES VI, L.P., its general partner

	By:	ATLAS VENTURE ASSOCIATES VI, INC., its general partner

		By:	/s/ Kristen Laguerre
		Name:	Kristen Laguerre
		Title:	Vice President

ATLAS VENTURE ASSOCIATES VI, L.P.

By:	ATLAS VENTURE ASSOCIATES VI, INC., its general partner

	By:	/s/ Kristen Laguerre
	Name:	Kristen Laguerre
	Title:	Vice President

ATLAS VENTURE FUND V, L.P.

By:	ATLAS VENTURE ASSOCIATES V, L.P., its general partner

	By:	ATLAS VENTURE ASSOCIATES V, INC., its general partner

		By:	/s/ Kristen Laguerre
		Name:	Kristen Laguerre
		Title:	Vice President

ATLAS VENTURE ENTREPRENEURS’ FUND VI, L.P.

By:	ATLAS VENTURE ASSOCIATES V, L.P., its general partner

By: ATLAS VENTURE ASSOCIATES V, INC., its general partner

		By:	/s/ Kristen Laguerre
		Name:	Kristen Laguerre
		Title:	Vice President

ATLAS VENTURE ASSOCIATES V, L.P.

By:	ATLAS VENTURE ASSOCIATES V, INC., its general partner

	By:	/s/ Kristen Laguerre
	Name:	Kristen Laguerre
	Title:	Vice President